Arca U.S. Treasury Fund

(the “Fund”)

Supplement dated September 16, 2021 to

the Prospectus and Statement of Additional Information (“SAI”), each dated April 30, 2021

This supplement provides updated information beyond that contained in the Fund’s Prospectus and SAI and should be read in conjunction with the Prospectus and SAI.

CHANGE IN TRANSFER AGENT FOR THE FUND

Effective September 21, 2021 (the “Effective Date”), Securitize LLC (“Securitize”), located at 100 Pine Street, Suite 1250, San Francisco, CA 94111, will be the Fund’s transfer agent and technology provider. All references to Tokensoft Transfer Agent, LLC (“Tokensoft”) and the address thereof in the Fund’s prospectus and SAI are hereby deleted in their entirety.

Beginning on September 21, 2021, record ownership of shares of the Fund’s digital asset securities (“ArCoins”) will be reflected on Securitize’s records. As the Fund’s transfer agent, Securitize’s records will constitute the official shareholder records of the Fund and govern the record ownership of ArCoins in all circumstances.

As part of the transition to Securitize, all Tokensoft Investor Accounts (“TIA”) will be deactivated and investors using a TIA will be required to establish a different wallet. ArCoin owned by investors who fail to create a new account with Securitize prior to the Effective Date will be held in book entry on the Fund’s records maintained by Securitize until the investor has completed onboarding with Securitize and has provided Securitize with an ERC compatible wallet address to receive the re-issued ArCoin.

The Fund’s web portal will be temporarily deactivated from 9am EST to 4pm EST on September 21st during the transition of operations from Tokensoft to Securitize (the “Transition”). During the Transition, new purchases of ArCoins, subsequent investments of ArCoins, and peer to peer transfers of ArCoin will be temporarily suspended.

Arca, to the best of its ability, will contact current investors to support this transition.

WHAT DO SHAREHOLDERS NEED TO DO?

In order to view ArCoin balances in your digital wallet, or to establish a new digital wallet because your TIA has been deactivated (the “New Wallet”), you will be required to take the following steps:

Prior to the Effective Date:

  Locate your new Arca Labs account opening email from arcasupport@securitize.io or visit the web portal directly.
  Sign in to the new Arca Labs web portal : https://invest.arcalabs.com/#/login
  Provide the Fund, via the web portal, with the wallet address to which newly minted ArCoins will be delivered on the Effective Date. If you need to obtain a New Wallet address, please visit the ArCoin FAQs to learn about recommended wallet options.

WHAT WILL HAPPEN ON THE EFFECTIVE DATE DURING THE TRANSITION?

●	Tokensoft will cease processing purchase and transfer requests at 9am EST on the date of the Transition and the Fund’s old web portal will be deactivated.
●	New and subsequent investments and peer-to-peer transactions will be temporarily suspended during the Transition.
●	Transfer Agent records will be transferred from Tokensoft to Securitize, all existing ArCoin will be burned, a new smart contract will be deployed and new ArCoin will be minted equal in number to the ArCoin outstanding immediately prior to the Transition. Each shareholder will receive the same number of new ArCoin as they held during the Transition.
●	At the conclusion of the Transition, the Fund’s new web portal will be accessed by visiting https://invest.arcalabs.com
●	Shareholders that have provided a New Wallet address will be able to transfer ArCoin peer-to-peer and make additional purchase of ArCoin after the Transition ends at 4pm ET.
●	NAV will be calculated by the Fund Administrator at 4:00 p.m. EST on the Effective Date as usual.

CONTACT INFORMATION FOR THE FUND

All references in the Prospectus and SAI to the Fund and Transfer Agent’s contact information are deleted in their entirety. Please note that the website addresses and telephone numbers to contact the Fund will be different at the close of the Transition. After the Transition, Shareholders may contact the Fund as follows:

Arca Labs web portal: https://invest.arcalabs.com/

The Fund’s email address: arcasupport@securitize.io

The Fund’s Phone Number: 888-526-1997

By Mail:

Arca U.S. Treasury Fund

c/o Securitize LLC

100 Pine Street, Suite 1250

San Francisco, CA 94111

HOW DOES THIS CHANGE AFFECT MY INVESTMENT IN THE FUND?

Record ownership of ArCoins is always maintained in book-entry form by the Fund’s transfer agent. Neither the number of ArCoin in your account nor the value of your investment in the Fund will change. However, on the Effective Date, all of the Fund’s outstanding ArCoin will be burned and an equal number of new ArCoins will be minted. As part of the Transition, Securitize will update each existing shareholder’s digital wallet with the number of new ArCoin equal to the ArCoin held by such shareholder immediately prior to the Transition.

During the Transition, all purchases of and peer-to-peer transfers of ArCoins will be temporarily disabled. Upon successful completion of the Transition, purchases and peer-to-peer transfers will be enabled at 4:00 p.m. EST on the Effective Date. Any purchases or subsequent investments made immediately following the close of the Transition will be made as of the calculation of the Fund’s NAV per share the next business day.

Gas fees associated with minting new ArCoin and moving the new ArCoin to each shareholder’s digital wallet will be paid by the Fund.

The technical standard applied to the creation of ArCoin is changing. Prior to September 21, 2021, ArCoin adhered to the “ERC-1404” standard, which defines the functions that can be implemented by ArCoin (for example, finding a user’s balance or transferring shares between investors) and what Ethereum accounts can hold and transfer such

ArCoin. After September 21, 2021, the ArCoin smart contract will be developed pursuant to Securitize’s Digital Securities Protocol (DS Protocol).

WHAT HAPPENS IF I DO NOT TAKE THESE STEPS?

Record ownership of ArCoins is always maintained in book-entry form by the Fund’s transfer agent. Accordingly, after September 21, 2021, record ownership of ArCoins will be maintained in book-entry form by Securitize. However, if you fail to obtain a Securitize ID and provide your existing wallet or New Wallet information to the Fund prior to the Effective Date, then Securitize will be unable to update your wallet to reflect the newly minted ArCoins. In such case, after the Effective Date you would not be able to purchase additional ArCoins, or receive transferred shares from another investor in your digital wallet until you have updated your portal account with Securitize as set forth above. Further, in order to ensure that a “Repurchase Request” is in “good order” (as those terms are defined in the Fund’s repurchase offers) during any future offer to repurchase ArCoins by the Fund, shareholders must have a valid wallet address.

In the event you have any questions, please feel free to contact representatives of the Arca U.S. Treasury Fund at support@arcalabs.com

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Please retain this supplement for future reference.